Fourth Quarter 2021 Results January 20, 2022 Exhibit 99.3

Forward Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth and line utilization; (2) deposit mix and deposit costs; (3) net interest income and net interest margin; (4) non-interest revenue; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) effective tax rate; (8) capital position; (9) our future operating and financial performance (10) our strategy and initiatives for future revenue growth, balance sheet management, capital management, expense savings, and technology; and (11) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward- looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non- interest revenue; adjusted revenue; adjusted non-interest expense; adjusted tangible non-interest expense; adjusted tangible efficiency ratio; pre-provision net revenue; adjusted pre-provision net revenue; and tangible common equity ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on average common equity; total non-interest revenue; total TE revenue; total non-interest expense; efficiency ratio; income before income taxes; and total shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and adjusted revenue are measures used by management to evaluate non-interest revenue and total TE revenue exclusive of net investment securities gains (losses), gains on sales and net changes in the fair value of private equity investments, and fair value adjustment on non-qualified deferred compensation. Adjusted non-interest expense, adjusted tangible non-interest expense, and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Pre-provision net revenue is used by management to evaluate pre-tax earnings exclusive of (reversal of) provision for credit losses, which can vary significantly. Adjusted pre-provision net revenue is used by management to evaluate pre-provision net revenue exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. ©2022 Synovus. All Rights Reserved. 2

Key Performance Metrics	2021 Reported	2021 Adjusted[1]
Net Income Available to Common Shareholders[2]	$727,304	$735,787
Diluted Earnings Per Share	$4.90	$4.95
Return on Average Assets	1.37%	1.39%
Return on Average Tangible Common Equity[1]	17.6%	17.8%
Efficiency Ratio-TE[3]	55.4%	54.3%[4]

Key Guidance Metrics[5]	2021 YoY
Period-end Loan Growth (ex. PPP)	7.9%[6]
Adjusted Revenue Growth[1]	2.5%
Adjusted Non-Interest Expense[1]	(0.2)%
Capital Management	9.5% CET1 ratio
Effective Tax Rate	23.1%

2021 Key YoY Accomplishments

Broad Based Commercial Loan Growth
$2.5 B or 9% (ex. PPP)

Robust Core Transaction Deposit[7] Growth
$5.1 B or 16%

Strong Fee Income Growth
$23 MM or 5% (ex. securities gains)

Positive Operating Leverage
~$110 MM of Synovus Forward benefit[8] realized

PPP Origination and Forgiveness
$1.0 B of Round 2 origination
Total 2021 loan forgiveness of $2.9 B

(1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) In thousands; (3) Taxable equivalent; (4) Adjusted tangible efficiency ratio; (5) Key guidance metrics as reported throughout 2021; (6) $1.9 billion or 5.3% loan growth excluding PPP and third party consumer; (7) Core transaction deposits consists of non-interest bearing deposits, interest-bearing demand deposits, savings and money market deposits, excluding public funds and brokered, and; (8) End of year pre-tax run-rate benefit.

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3

Fourth Quarter 2021 Highlights (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) In thousands; (3) Taxable equivalent; (4) Adjusted tangible efficiency ratio. • Diversified loan growth (excluding reduction in PPP loans) of $1.4 billion, or 4% QoQ • Total core transaction deposits increase of $1.3 billion, or 4% QoQ • Improvement on credit metrics supported by positive economic and portfolio outlook • Net interest income growth (excluding reduction in PPP fees) of $16 million, or 4% QoQ driven by higher earning assets • QoQ wealth revenue growth of 3%, the 7th quarter of consecutive fee income growth • Executed $33 million of share repurchases; 9.5% ending CET1 ratio Key Performance Metrics Reported Adjusted(1) Net Income Available to Common Shareholders(2) $192,110 $198,373 Diluted Earnings Per Share $1.31 $1.35 Return on Average Assets 1.40% 1.44% Return on Average Tangible Common Equity(1) 18.1% 18.7% Efficiency Ratio-TE(3) 57.9% 55.6% Balance Sheet (Period-end, $ in millions) Total Loans, Net of Unearned $39,312 Deposits $49,427 4 (4) ©2022 Synovus. All Rights Reserved.

Total Loans

$39.3 billion

Quarterly Growth Led by C&I

QoQ Change in Loans
($ in millions)



$1,009
$441
$(20)
$(77)
$(383)
C&I (ex. PPP)
CRE
Consumer (ex. Third-Party Consumer)
Third-Party Consumer
PPP

Strong Commercial Loan Production

($ in millions)



Production Up 30%
$3,000
$2,000
$1,000
$—
4Q20
1Q21
2Q21
3Q21
4Q21
Commercial Loan Payoffs
Funded Commercial Loan Production

Diversified Quarterly Commercial Loan Growth

QoQ Growth by Key Business Type
($ in millions)



Total Commercial Loans, ex. PPP
+$1.5 B
$309
$291
$276
$231
$211
$119
$55
$38
Structured Financing
Senior Housing
CRE (1)
National Accounts
Commercial Bank
Specialty Healthcare
Premium Finance
Community Investment Capital
C&I Loan Growth
CRE Loan Growth

Loan Growth While Maintaining Credit Discipline

- The weighted average internal risk rating for the commercial portfolio has improved YoY
- Risk ratings for new production are consistent with the quality of our existing portfolio
- The strength of our portfolio is evident in broad based improvement in key risk ratios including net charge offs and NPAs/NPLs

Amounts may not total due to rounding
(1) CRE is the name of an operating sub-business within our Wholesale Bank that primary originates commercial real estate loans. Commercial real estate loan originations for the entire bank are shown in the upper left table.

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5

Total Deposits

$49.4 billion

Strong Quarterly Deposit Growth

QoQ Change in Deposit Balances
($ in millions)



$410
$934
$(152)
$54
$493
Core Non-Interest-Bearing(1)
Core Interest-Bearing(1)
Time
Brokered
Public Funds

Annual Growth Led by Core Transaction Deposits

YoY Change in Deposit Balances
($ in millions)



$2,860
$2,266
$(1,179)
$(735)
$(476)
Core Non-Interest-Bearing(1)
Core Interest-Bearing(1)
Time
Brokered
Public Funds

Continued Deposit Pricing Discipline

Deposits	3Q21		4Q21	
($ in millions; rates annualized)	Avg. Balance	Rate	Avg. Balance	Rate
Interest-bearing non-maturity	$25,438	0.13%	$26,572	0.12%
Time	$3,424	0.41%	$3,163	0.33%
Brokered	$2,859	0.58%	$2,837	0.56%
Total interest-bearing	$31,721	0.20%	$32,572	0.18%
Total deposits	**$47,477**	**0.13%**	**$49,117**	**0.12%**

Deposit Highlights

- Continued growth in core transaction deposit[(2)] accounts, led by YoY non-interest-bearing deposits
- 57% growth in core transaction deposits[(2)] over past two years
  - Funds loan growth and enhances deposit remixing flexibility
- Brokered deposits stable in 4Q21; expecting notable decline in 1Q22

Amounts may not total due to rounding
(1) Core non-interest-bearing / core interest-bearing consist of savings and money market deposits, excluding public funds and brokered; (2) Core transaction deposits consists of non-interest bearing deposits, interest-bearing demand deposits, savings and money market deposits, excluding public funds and brokered.

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6

Net Interest Income Sensitivity(3) Improvement in Net Interest Income Loan Mix Supports Asset Sensitivity $386 $385 $392 $361 $364 $380 $25 $21 $13 3.12% 3.01% 2.96% Net Interest Income ex. PPP Fees PPP Fees Net Interest Margin 4Q20 3Q21 4Q21 NIM Pressure Driven by PPP Fee Decline 4Q21 NIM: Primary Drivers of Change(1) Amounts may not total due to rounding (1) Estimated impact; (2) 'Other' includes various unattributed items; (3) Assumes gradual or immediate, parallel shift in interest rates across the yield curve with dynamic balance sheet; (4) As of December 31, 2021. ($ in millions) $392 millionNet Interest Income 55% 52% 52% 54% 55% 58% 4Q16 4Q20 1Q21 2Q21 3Q21 4Q21 Floating Rate Loan Portfolio Mix 7 Change in Interest Rates(4) (in bps) Gradual Immediate +200 6.2% 14.5% +100 2.9% 6.5% 2.96% 3.01% 0.02% 0.01% (0.03)% (0.07)% 0.01% 3Q21 Earning Asset Yield Cost of Funds Securities Balance PPP Fees Other 4Q21 (2) ©2022 Synovus. All Rights Reserved.

Non-Interest Revenue

$117 million

Maintained Strong Fee Revenue

($ in millions)



Reported NIR
$115
$115
$117
Adjusted NIR (1)
$111
$114
$116
$13
$24
$31
$37
$4
$14
$11
$37
$44
$8
$22
$7
$38
$42
$7
4Q20
3Q21
4Q21
Other income (2)
Capital markets income
Net mortgage revenue
Wealth revenue (3)
Core banking fees (4)

Strong YoY Growth Despite Mortgage Headwinds

($ in millions)



20%
$138
$165
2020
2021
Core Banking Fees (4)
24%
$115
$143
2020
2021
Wealth Revenue (3)
41%
$91
$54
2020
2021
Net Mortgage Revenue
5%
$428
$451
2020
2021
Reported NIR
(ex. securities gains)

Robust YoY Growth in Core Banking Fees

($ in millions)



$26
$26
2020
2021
NSF
34%
$29
$39
2020
2021
Cash Management
21%
$41
$49
2020
2021
Other Core Banking Fees (5)
20%
$43
$51
2020
2021
Card

Sustained Growth in Wealth Management Revenues



$28
$17
4Q19
$29
$15
1Q20
$26
$17
2Q20
$29
$18
3Q20
$31
$20
4Q20
$33
$21
1Q21
$36
$21
2Q21
$37
$21
3Q21
$38
$22
4Q21
Wealth Revenue (3)
($ in millions)
Assets Under Management
($ in billions)

Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Includes one time BOLI increase of $8 million; (3) Wealth revenue consists of fiduciary/asset management, brokerage, and insurance revenues; (4) Include service charges on deposit accounts, card fees, letter of credit fees, ATM fees income, line of credit non-usage fees, gains from sales of government guaranteed loans, and miscellaneous other service charges; (5) Include other service charges on deposits, ATM fee income, rent on safe deposit boxes, other service charges, electronic payment processing services, and gain/(loss) from sale of SBA loans.

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8

Non-Interest Expense

$295 million

Quarterly Expense Trends

($ in millions)



Reported NIE
Adjusted NIE (1)
$302
$273
$77
$44
$152
4Q20
$267
$267
$63
$43
$160
3Q21
$295
$286
$77
$43
$166
4Q21
Total Employment
Total Occupancy, Equipment, and Software
Total Other

2021 Expense Management

($ in millions)



(6.8)%
Reported NIE
(0.2)%
Adjusted NIE(1)
$1,180
$1,100
Reported NIE
$1,089
$1,087
Adjusted NIE (1)
2020
2021

QoQ Cost Drivers

($ in millions)



$267
3Q21 Adjusted NIE (1)
$9
Recurring Expense Increases
$10
Other Increases
$286
4Q21 Adjusted NIE (1)
$10
Adjusted Items
$295
4Q21 Reported NIE

Notable Recurring Expense Increases:

- $2 MM in Synovus Forward growth initiatives
- $1 MM of additional FDIC expense
- $1 MM related to normalization of travel and entertainment expense
- $1 MM of investments in technology
- $1 MM in risk infrastructure investment

Other Increases:

- $4 MM incremental performance based management bonuses
- $4 MM seed gift into newly established donor advised fund
- $2 MM insurance increase due to environment driven health costs

Notable Adjusted Items:

- $6 MM in branch related restructuring charges
- $3 MM in VISA indemnification fair value adjustment

Amounts may not total due to rounding
(1) Non-GAAP financial measure; see appendix for applicable reconciliation.

©2022 Synovus. All Rights Reserved.

9

Credit Quality

Solid Credit Quality Metrics

NPA, NPL, and Past Due Ratios



0.50%
0.50%
0.46%
0.45%
0.40%
0.39%
0.40%
0.42%
0.41%
0.33%
0.12%
0.12%
0.13%
0.16%
0.15%
4Q20
1Q21
2Q21
3Q21
4Q21
NPA Ratio
NPL Ratio
Total Past Dues > 30 Days Ratio

Reductions in Criticized and Classified Loans

Criticized and Classified Loans[1]



$1,567
$590
$977
4Q20
$1,830
$723
$1,107
1Q21
$1,569
$662
$907
2Q21
$1,222
$605
$617
3Q21
$1,028
$539
$489
4Q21
Criticized Loans
Classified Loans

Continued Low Levels of Net Charge-Offs

Provision and Net Charge-Offs

($ in millions)



Provision for Credit Losses
Net Charge-Offs
$11
$22
$(19)
$20
$(25)
$27
$(8)
$21
$(55)
$11
4Q20
1Q21
2Q21
3Q21
4Q21

	4Q20	1Q21	2Q21	3Q21	4Q21
NCO Ratio:	0.23%	0.21%	0.28%	0.22%	**0.11%**

Strong Allowance Coverage and Improved Outlook

Allowance for Credit Losses

($ in millions)



$654
1.71%
4Q20
$615
1.58%
1Q21
$564
1.47%
2Q21
$535
1.40%
3Q21
$469
1.19%
4Q21
Allowance for Credit Losses
ACL Coverage Ratio (2)

	4Q20	1Q21	2Q21	3Q21	4Q21
ACL to NPLs:	433%	396%	350%	344%	358%

Amounts may not total due to rounding; (1) Criticized loans are loans graded special mention; classified loans are loans graded sub-standard accruing, doubtful, loss, and non-accruing loans; (2) ACL coverage ratio (to loans) was 1.21% in 4Q21 excluding PPP loans of $400 million, 1.42% in 3Q21 excluding PPP loans of $782 million; 1.54% in 2Q21 excluding PPP loans of $1.6 billion; 1.69% in 1Q21 excluding PPP loans of $2.4 billion; 1.81% in 4Q20 excluding PPP loans of $2.2 billion.

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10

9.49%9.58% 0.46% 0.12% (0.13)% (0.35)% (0.12)% (0.07)% Beginning CET1 Ratio (3Q21) PPNR Provision Other (CECL Transition & Taxes) Risk-weighted Assets Dividends Share Repurchases Ending CET1 Ratio (4Q21) 9.66% 9.58% 9.49% Common Equity Tier 1 Tier 1 Tier 2 4Q20 3Q21 4Q21 Full Year Review & Outlook Maintaining an Efficient and Robust Capital Position Strong Operating Performance and Capital Management Supporting Outsized Growth 13.42% 12.92% Amounts may not total due to rounding (1) 4Q21 capital ratios are preliminary; (2) Pre-provision net revenue (PPNR) is a non-GAAP financial measure; see appendix for applicable reconciliation. 10.95% Capital Management 11 2021 • Quarterly dividend of $0.33/share • Total Payout Ratio of ~54%, including $200 million in share repurchases (3% of shares) • Year-end CET1 ratio at 2021 guidance of 9.5% 10.65% 12.60% 2022 • Increasing quarterly dividend to $0.34/share effective April 2022 • Continuing to prioritize capital to support organic growth • Focus on maintaining 9.25% to 9.75% CET1 10.79% (2) ©2022 Synovus. All Rights Reserved. (1)

(1) The 2021 baseline number for loans is $38.9 billion; (2) The baseline number for the PPNR calculation is 2021 revenue of $1.984 billion less PPP revenue of $95 million; the 2021 baseline number for adjusted NIE is $1.087 billion; (3)Non-GAAP financial measure; see appendix for applicable reconciliation; (4) Outlook excludes revenue associated with PPP in 2021 and 2022 for comparability purposes; see appendix for applicable reconciliation. 2022 Outlook 12 Metrics PPNR(2) Capital and Taxes Loans(1) 2022 Guidance Period-end loans, ex. PPP Adjusted revenue(3) Adjusted non-interest expense(3)(4) CET1 target Effective tax rate 4% to 7% 4% to 7% 2% to 5% 9.25% - 9.75% 22% to 24% Three FOMC hikes; relatively stable long-term rates (1.5 - 2.0%) Stable line utilization (low-40% range) and normalizing prepay activity Continued economic expansion with inflationary pressures Notable Assumptions ©2022 Synovus. All Rights Reserved.

Appendix

Synovus *Forward*

***~$110M* in pre-tax run rate benefit completed 4021 - remain on track for *$175M* by the end of 2022**

Achieved ~$110 million(1)

Expense
~$55 million in benefit as of 4Q21(1)

Prudent focus on **organizational efficiency** and cost savings

Third-party **spending discipline**

Branch and corporate **real estate consolidation**

Revenue
~$55 million in benefit as of 4Q21(1)

Recognized **pricing for value** benefits from Treasury and Payment Solution evaluation as well as market pricing initiatives

Reduced overall cost of deposits below historical levels and better aligning with peer median

Targeted balance sheet management **improving risk-adusted returns**

Planned Additional ~$65 million(1)

Expense
~$15-20 million of future benefits(1)

Continued rationalization of **third party spend**

Real estate optimization including further branch reductions and reduction of corporate real estate square footage

Revenue
~$45-50 million of future benefits(1)

SMART Tool implementation, pairing **client analytics** and high-touch service to deliver more advisory capabilities and expertise

Enhancing customer experiences through additional business, products, and services

Further targeted balance sheet opportunities to **expand products and enhance returns**

(1) Pre-tax run rate.

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14

ACL/Loans: ACL/Loans ex. PPP(2): 1.40% 1.19% 1.42% 1.21% Economic scenario weightings have a 43% downside bias 1 Baseline forecast includes unemployment rate decreasing to 3.7% by the end of 2022 (1) (1) Other factors include the impact of dispositions, sub-pool changes, etc; (2) ACL coverage ratio (to loans) was 1.21% in 4Q21 excluding PPP loans of $400 million; 1.42% in 3Q21 excluding PPP loans of $782 million. $469,482 $535,214 $(73,224) $4,617 $1,199 $1,676 3Q21 Performance, Economic Factors, and Net Growth Qualitative Factors Individual Analysis Other Factors 4Q21 Allowance for Credit Losses ($ in thousands) 15 Key Assumptions ©2022 Synovus. All Rights Reserved. 2

(1) Equals funding less forgiveness, pay-downs/pay-offs, and unearned net fees. 16 (as of December 31, 2021) Applications Loan Balances (in millions, except count data) Approximate Count Balance Fundings 4Q21 Forgiveness Total Life-to-Date Forgiveness End of Period, Net of Unearned Fees and Costs (1) Phase 1 - 2020 Originations 19,000 $2,958 $2,886 $45 $2,724 $47 Phase 2 - 2021 Originations 11,000 1,135 1,047 340 681 353 Total 30,000 $4,093 $3,933 $385 $3,405 $400 Note: Average balance, net of unearned, of $579 million 4Q21 vs. $1.9 billion 3Q21 ($ in millions) Total Net Fees Percent of Fundings 4Q21 Recognized Net Fees Total Recognized Net Fees Total Unrecognized or Remaining Net Fees Contractual Maturity Phase 1 - 2020 Originations $94.9 3.3% $0.3 $94.6 $0.3 2 years Phase 2 - 2021 Originations 43.6 4.2% 12.4 30.6 13.0 5 years Total $138.5 3.5% $12.7 $125.2 $13.3 Paycheck Protection Program ©2022 Synovus. All Rights Reserved.

Total Securities Portfolio Size $7,802 $8,828 $9,399 $10,494 $10,992 2.07% 1.40% 1.45% 1.45% 1.52% Securities Yield 4Q20 1Q21 2Q21 3Q21 4Q21 (1) Represents period-end Book Value of AFS positions (2) Represents Total Notional outstanding, including both forward and effective period hedges; (3) Effective fixed rate represents the weighted average coupon for effective notional positions. (2) 43.1% 43.7% 45.2% 46.3% 45.3% 9.1% 8.3% 8.5% 8.6% 8.7% 47.8% 48.0% 46.3% 44.7% 42.3% 4.03% 4.02% 3.93% 3.97% 3.88% LIBOR SOFR BSBY Prime Fixed rate Yield 4Q20 1Q21 2Q21 3Q21 4Q21 Loan Portfolio Rate Mix and Yield Earning Assets Composition Derivative Hedge Portfolio $3,600 $3,600 $2,600 $1,100 4Q21 4Q22 4Q23 4Q24 (2) ($ in millions) • Projected effective fixed rate(3) of 1.11% in 2022 17 0.4% 1.5% 2.2% (1) ©2022 Synovus. All Rights Reserved.

Loan Portfolio by Category

Consumer Portfolio - $8.8 Billion

- High quality Consumer Real Estate book
- Weighted average credit score of 792 and 777 for HELOC and Mortgage, respectively
- Average LTV of ~75% for HELOC and Mortgage



Resi. Constr, Dev, Land 1.5%
Consumer Non-R/E 6.2%
Other CRE Prop. Types 6.6%
Multi-Family 5.4%
Office Bldg. 6.4%
Shopping Centers 4.2%
Hotel 3.9%
Consumer R/E Related 16.2%
C&I Specialty Lending 23.6%
Direct Middle Market & Commercial Banking 26.2%
Consumer
CRE
C&I

Amounts may not total due to rounding

CRE Portfolio - $11.0 Billion

- 90% are income-producing
- Residential C&D and Land are less than 2% of total loans
- Diversity among property types and geographies

C&I Portfolio - $19.6 Billion

- Direct Middle Market & Commercial Banking comprises 26.2% of Synovus total loans, while Specialty Lending comprises 23.6%
- Specialty Lending is well-diversified among multiple lines-of-business
- C&I industry mix aligned with economic and demographic drivers

Portfolio Characteristics	Consumer	CRE	C&I
NPL Ratio	0.52%	0.11%	0.37%
QTD Net Charge-off Ratio (annualized)	0.19%	(0.04)%	0.15%
30+ Days Past Due Ratio	0.38%	0.04%	0.10%
90+ Days Past Due Ratio	0.02%	0.01%	0.02%

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18

Commercial Real Estate

Composition of 4Q21 CRE Portfolio

Total Portfolio $11 billion



Office Building
Multi-Family
Shopping Centers
Hotels
Other Investment Properties
Warehouse
1-4 Family Perm/Mini-Perm
1-4 Family Construction
Land Acquisition
Residential Development
Commercial Development
22.9%
19.4%
15.1%
14.0%
11.2%
7.3%
4.0%
1.9%
1.8%
1.6%
0.9%

- Investment Properties portfolio represent 90% of total CRE portfolio
  - The portfolio is well diversified among the property types
  - Credit quality in Investment Properties portfolio remains excellent
- Residential C&D and Land Acquisition Portfolios represent less than 2% of total performing loans

CRE Credit Quality

- 0.11% NPL Ratio
- (0.04)% Net Charge-Off Ratio (annualized)
- 0.04% 30+ Day Past Due Ratio
- 0.01% 90+ Day Past Due Ratio

	Investment Properties						Land, Development, and Residential Properties	
Portfolio Characteristics (as of December 31, 2021)	Office Building	Multi-family	Shopping Centers	Hotels	Other Investment Properties	Warehouse	Residential Properties[1]	Development & Land
Balance (in millions)	$2,511	$2,129	$1,655	$1,537	$1,235	$802	$645	$467
NPL Ratio	0.06%	0.11%	0.06%	0.00%	0.06%	0.03%	0.71%	0.41%
Net Charge-off Ratio (annualized)	0.07%	0.01%	0.00%	0.00%	(0.01)%	0.00%	(0.69)%	(0.27)%
30+ Days Past Due Ratio	0.04%	0.00%	0.00%	0.00%	0.06%	0.03%	0.20%	0.21%
90+ Days Past Due Ratio	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.03%

Amounts may not total due to rounding
(1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes).

SYNOVUS

©2022 Synovus. All Rights Reserved.
19

Credit Indicator 4Q21 NPL Ratio 0.37% Net Charge-off Ratio (annualized) 0.15% 30+ Days Past Due Ratio 0.10% 90+ Days Past Due Ratio 0.02% • Wholesale Bank (includes Large Corporate, Middle Market, and Specialty Lines) represents 67% of C&I Balances • Community/Retail Bank represents 33% of C&I balances Diverse Industry Exposure Total C&I Portfolio $19.6 billion 14.4% 12.9% 7.2% 6.7% 6.3% 6.3% 5.9% 5.4% 5.2% 5.1% 4.7% 4.4% 3.8% 3.2% 2.7% 2.2% 2.1% 1.5% Senior Housing Finance/Insurance Health Care Manufacturing Accom. & Food Svcs. Retail Trade Wholesale Trade R/E Other Construction Other Services Prof., Scientific, Tech. Svcs. Transport/Warehousing R/E Leasing All Other Arts, Entertainment, & Rec. Educational Svcs. Public Administration Ag, Forestry, Fishing Amounts may not total due to rounding C&I Portfolio 20 $9,941 $10,673 $11,682 $12,194 46.1% 40.4% 39.4% 42.8% Total C&I Revolving Commitments C&I Line Utilization 4Q19 4Q20 3Q21 4Q21 Total C&I Revolving Commitments and Line Utilization ($ in millions) ©2022 Synovus. All Rights Reserved.

Credit Indicator 4Q21 NPL Ratio 0.52% Net Charge-off Ratio (annualized) 0.19% 30+ Days Past Due Ratio 0.38% 90+ Days Past Due Ratio 0.02% • Approximately 72% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average utilization rate for Credit Card of approximately 22% Total Consumer Portfolio $8.8 billion Credit Indicator HELOC Mortgage Weighted Average Credit Score of 4Q21 Originations 790 765 Weighted Average Credit Score of Total Portfolio 792 777 Weighted Average LTV(1) 73.7% 74.0% Average DTI(2) 32.7% 29.5% Utilization Rate 39.5% N/A 57.8% 18.7% 14.6% 5.4% 3.4% Consumer Mortgage Third-Party HELOC Other Consumer Credit Card Amounts may not total due to rounding (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the 12/31/2021 loan balance; (2) Average DTI of 4Q21 originations; (3) Credit card includes consumer and commercial balances. Consumer Credit Quality Consumer Portfolio 21 (3) ©2022 Synovus. All Rights Reserved.

Core Transaction Deposits $678 $1,182 $1,454 $1,721 $1,644 $494 $728 $549 $399 $642 Held-for-Investment (HFI) Held-for-Sale (HFS) 4Q20 1Q21 2Q21 3Q21 4Q21 51% 13% 22% 14% Auto/RV/Marine Home Improvement Personal Student HFI Portfolio Composition 4Q21 ($ in millions) Auto/RV/ Marine Home Improvement Personal Student Loan Balance $831 $211 $366 $236 Weighted Avg. FICO Score 744 767 753 778 NPL Ratio 0.21% nm(1) 0.32% 1.52% Net Charge-off Ratio* 0.95% nm(1) 0.75% 0.06% 30+ Day Past Due Ratio 1.80% nm(1) 0.51% 0.02% * Annualized Amounts may not total due to rounding (1) Credit metrics not meaningful due to application of credit enhancements. Third-Party Consumer ($ in millions) • Diversity among asset types • Yield of ~5.2% for HFI loans; primarily fixed-rate loans • Credit Quality for HFI loans: ◦ Weighted Average FICO of 754 ◦ NPL Ratio of 0.40% ◦ Annualized Net Charge-off Ratio of 0.66% ◦ 30+ Day Past Due Ratio of 1.20% 22 HFI Portfolio Composition ©2022 Synovus. All Rights Reserved.

Amounts may not total due to rounding Includes PPP Composition Growth Risk Category 4Q21 3Q21 4Q21 vs. 3Q21 Passing Grades $38,284 $37,119 $1,165 Special Mention 489 617 (128) Substandard Accruing 408 449 (42) Non-Performing Loans 131 155 (24) Total Loans $39,312 $38,341 $971 Portfolio Risk Distribution ($ in millions) 23©2022 Synovus. All Rights Reserved.

4Q20 1Q21 2Q21 3Q21 4Q21 Diluted EPS $0.96 $1.19 $1.19 $1.21 $1.31 Net interest margin 3.12% 3.04% 3.02% 3.01% 2.96 % Efficiency ratio-TE 60.32 55.01 55.24 53.34 57.85 Adjusted tangible efficiency ratio(1) 54.43 54.12 54.41 52.96 55.64 ROA(2) 1.11 1.40 1.36 1.34 1.40 Adjusted ROA(1)(2) 1.25 1.41 1.37 1.33 1.44 Total loans (3)% 1% (1)% —% 3% Total deposits 5 1 — 1 4 NPA ratio 0.50% 0.50% 0.46% 0.45% 0.40 % NCO ratio(2) 0.23 0.21 0.28 0.22 0.11 Common shares outstanding(3) 148,039 148,889 147,072 145,484 145,010 Leverage ratio 8.50% 8.80% 8.72% 8.78% 8.72 % Tangible common equity ratio(1) 7.66 7.55 7.73 7.68 7.52 Financial Performance (1) Non-GAAP financial measure; see applicable reconciliation; (2) Annualized; (3) In thousands; (4) Preliminary. (4) Quarterly Highlights Trend 24 Balance Sheet QoQ Growth Credit Quality Capital ©2022 Synovus. All Rights Reserved.

(in thousands, except per share data) 4Q21 3Q21 4Q20 Net interest income $ 392,313 $ 384,917 $ 385,932 Non-interest revenue 117,068 114,955 114,761 Non-interest expense 295,207 267,032 302,498 (Reversal of) provision for credit losses (55,210) (7,868) 11,066 Income before taxes 269,384 240,708 187,129 Income tax expense 68,983 53,935 36,720 Preferred stock dividends 8,291 8,291 8,291 Net income available to common shareholders $ 192,110 $ 178,482 $ 142,118 Weighted average common shares outstanding, diluted 146,793 147,701 148,725 Net income per diluted common share $ 1.31 $ 1.21 $ 0.96 Condensed Income Statement 25©2022 Synovus. All Rights Reserved. Amounts may not total due to rounding nm = not meaningful (in thousands) 4Q21 3Q21 4Q20 4Q21 vs. 3Q21 % Change 4Q21 vs. 4Q20 % Change Service charges on deposit accounts $ 22,221 $ 22,641 $ 19,063 (2) 17 Fiduciary and asset management fees 20,602 19,786 17,242 4 19 Brokerage revenue 14,795 14,745 11,794 — 25 Mortgage banking income 7,059 11,155 24,426 (37) (71) Card fees 12,861 13,238 11,743 (3) 10 Capital markets income 7,188 8,089 4,352 (11) 65 Income from bank-owned life insurance 15,168 6,820 9,725 122 56 Other non-interest revenue 15,949 17,616 12,244 (9) 30 Adjusted non-interest revenue $ 115,843 $ 114,090 $ 110,589 2 5 Fair value increase of private equity investments, net — — 63 nm nm Fair value adjustment on non-qualified deferred compensation 995 (97) 1,772 nm nm Investment securities gains (losses), net 230 962 2,337 nm nm Total non-interest revenue $ 117,068 $ 114,955 $ 114,761 2 2 Non-Interest Revenue 26©2022 Synovus. All Rights Reserved. Amounts may not total due to rounding

(dollars in thousands) 4Q21 3Q21 4Q20 2021 2020 Net income available to common shareholders $ 192,110 178,482 142,118 727,304 340,532 Subtract/add: Earnout liability adjustments — (243) — 507 4,908 Add: Goodwill impairment — — — — 44,877 Add: Restructuring charges 5,958 319 18,068 7,223 26,991 Add: Valuation adjustment to Visa derivative 2,656 — 890 2,656 890 Add: Loss on early extinguishment of debt — — 8,409 — 10,466 Subtract/add: Investment securities (gains) losses, net (230) (962) (2,337) 799 (78,931) Subtract: Gain on sale and fair value increase, net of private equity investments — — (63) — (4,775) Subtract/add: Tax effect of adjustments(1) (2,121) 164 (6,467) (2,702) 11,748 Adjusted net income available to common shareholders $ 198,373 177,760 160,618 735,787 356,706 Weighted average common shares outstanding, diluted 146,793 147,701 148,725 148,495 148,210 Net income per common share, diluted $ 1.31 $ 1.21 $ 0.96 $ 4.90 $ 2.30 Adjusted net income per common share, diluted $ 1.35 $ 1.20 $ 1.08 $ 4.95 $ 2.41 Non-GAAP Financial Measures 27 Amounts may not total due to rounding (1) An assumed marginal tax rate of 25.3% for 2021 and 25.9% for 2020. ©2022 Synovus. All Rights Reserved.

(dollars in thousands) 4Q21 3Q21 2Q21 1Q21 4Q20 Net income $ 200,401 $ 186,773 $ 186,200 $ 187,093 $ 150,409 Subtract/add: Earnout liability adjustments — (243) 750 — — Add: Restructuring charges 5,958 319 415 531 18,068 Add: Valuation adjustment to Visa derivative 2,656 — — — 890 Add: Loss on early extinguishment of debt — — — — 8,409 Subtract/add: Investment securities (gains) losses, net (230) (962) — 1,990 (2,337) Subtract: Fair value increase of private equity investments — — — — (63) Subtract/add: Tax effect of adjustments(1) (2,121) 164 (105) (638) (6,467) Adjusted net income $ 206,664 186,051 187,260 188,976 168,909 Net income annualized $ 795,069 741,002 746,846 758,766 598,366 Adjusted net income annualized $ 819,917 738,137 751,098 766,403 671,964 Total average assets $ 56,911,929 55,326,260 55,017,771 54,188,504 53,833,909 Return on average assets 1.40% 1.34% 1.36% 1.40% 1.11 % Adjusted return on average assets 1.44% 1.33% 1.37% 1.41% 1.25 % Non-GAAP Financial Measures, Continued 28 Amounts may not total due to rounding (1) An assumed marginal tax rate of 25.3% for 2021 and 25.9% for 2020. ©2022 Synovus. All Rights Reserved.

(dollars in thousands) 2021 2020 Net income $ 760,467 373,695 Add: Earnout liability adjustments 507 4,908 Add: Goodwill impairment — 44,877 Add: Restructuring charges 7,223 26,991 Add: Valuation adjustment to Visa derivative 2,656 890 Add: Loss on early extinguishment of debt — 10,466 Add/subtract: Investment securities losses (gains), net 799 (78,931) Subtract: Gain on sale and fair value increase, net of private equity investments — (4,775) Subtract/add: Tax effect of adjustments(1) (2,702) 11,748 Adjusted net income 768,950 389,869 Total average assets 55,368,481 52,138,038 Return on average assets 1.37% 0.72 % Adjusted return on average assets 1.39% 0.75 % Non-GAAP Financial Measures, Continued 29 Amounts may not total due to rounding (1) An assumed marginal tax rate of 25.3% for 2021 and 25.9% for 2020. ©2022 Synovus. All Rights Reserved.

Non-GAAP Financial Measures, Continued

(dollars in thousands)		4Q21		3Q21		4Q20
Net income available to common shareholders	$	192,110	$	178,482	$	142,118
Subtract: Earnout liability adjustments		—		(243)		—
Add: Restructuring charges		5,958		319		18,068
Add: Valuation adjustment to Visa derivative		2,656		—		890
Add: Loss on early extinguishment of debt		—		—		8,409
Subtract: Investment securities gains, net		(230)		(962)		(2,337)
Subtract: Fair value increase, net of private equity investments		—		—		(63)
Subtract/add: Tax effect of adjustments(1)		(2,121)		164		(6,467)
Adjusted net income available to common shareholders	$	198,373	$	177,760	$	160,618
Adjusted net income available to common shareholders annualized	$	787,023	$	705,243	$	638,980
Add: Amortization of intangibles, tax effected		7,050		7,050		7,782
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$	794,073	$	712,293	$	646,762
Net income available to common shareholders annualized	$	762,176	$	708,108	$	565,382
Add: Amortization of intangibles, tax effected		7,050		7,050		7,782
Net income available to common shareholders excluding amortization of intangibles annualized	$	769,226	$	715,158	$	573,164
Total average shareholders' equity less preferred stock	$	4,730,828	$	4,734,754	$	4,594,199
Subtract: Goodwill		(452,390)		(452,390)		(452,390)
Subtract: Other intangible assets, net		(36,805)		(39,109)		(46,511)
Total average tangible shareholders' equity less preferred stock	$	4,241,633	$	4,243,255	$	4,095,298
Return on average common equity		16.11 %		14.96 %		12.31 %
Adjusted return on average common equity		**16.64 %**		**14.90 %**		**13.91 %**
Return on average tangible common equity		**18.14 %**		**16.85 %**		**14.00 %**
Adjusted return on average tangible common equity		**18.72 %**		**16.79 %**		**15.79 %**

Amounts may not total due to rounding
(1) An assumed marginal tax rate of 25.3% for 2021 and 25.9% for 2020.

©2022 Synovus. All Rights Reserved. 30

(dollars in thousands) 2021 2020 Net income available to common shareholders $ 727,304 $ 340,532 Add: Earnout liability adjustments 507 4,908 Add: Goodwill impairment — 44,877 Add: Restructuring charges 7,223 26,991 Add: Valuation adjustment to Visa derivative 2,656 890 Add: Loss on early extinguishment of debt — 10,466 Add/subtract: Investment securities losses (gains), net 799 (78,931) Subtract: Gain on sale and fair value increase, net of private equity investments — (4,775) Subtract/add: Tax effect of adjustments(1) (2,702) 11,748 Adjusted net income available to common shareholders $ 735,787 $ 356,706 Add: Amortization of intangibles, tax effected 7,108 7,825 Adjusted net income available to common shareholders excluding amortization of intangibles annualized $ 742,895 $ 364,531 Add: Amortization of intangibles, tax effected 7,108 7,825 Net income available to common shareholders excluding amortization of intangibles annualized $ 734,412 $ 348,357 Total average shareholders' equity less preferred stock $ 4,674,833 $ 4,534,935 Subtract: Goodwill (452,390) (485,987) Subtract: Other intangible assets, net (40,307) (50,427) Total average tangible shareholders' equity less preferred stock $ 4,182,136 $ 3,998,521 Return on average common equity 15.56% 7.51 % Adjusted return on average common equity 15.74% 7.87 % Return on average tangible common equity 17.56% 8.71 % Adjusted return on average tangible common equity 17.76% 9.12 % Non-GAAP Financial Measures, Continued 31 Amounts may not total due to rounding (1) An assumed marginal tax rate of 25.3% for 2021 and 25.9% for 2020. ©2022 Synovus. All Rights Reserved.

Non-GAAP Financial Measures, Continued

(dollars in thousands)		4Q21		3Q21		4Q20
Total non-interest revenue	$	117,068	$	114,955	$	114,761
Subtract: Investment securities gains, net		(230)		(962)		(2,337)
Subtract: Fair value increase, net of private equity investments		—		—		(63)
Subtract/add: Fair value adjustment on non-qualified deferred compensation		(995)		97		(1,772)
Adjusted non-interest revenue	**$**	**115,843**	**$**	**114,090**	**$**	**110,589**

(dollars in thousands)		4Q21		3Q21		2Q21		1Q21		4Q20
Total non-interest expense	$	295,207		267,032		270,531		267,134		302,498
Add/subtract: Earnout liability adjustments		—		243		(750)		—		—
Subtract: Restructuring charges		(5,958)		(319)		(415)		(531)		(18,068)
Subtract: Valuation adjustment to Visa derivative		(2,656)		—		—		—		(890)
Subtract: Loss on early extinguishment of debt		—		—		—		—		(8,409)
Subtract/add: Fair value adjustment on non-qualified deferred compensation		(995)		97		(1,126)		(792)		(1,772)
Adjusted non-interest expense	**$**	**285,598**	**$**	**267,053**	**$**	**268,240**	**$**	**265,811**	**$**	**273,359**
Adjusted non-interest expense	$	285,598		267,053		268,240		265,811		273,359
Subtract: Amortization of intangibles		(2,379)		(2,379)		(2,379)		(2,379)		(2,640)
Adjusted tangible non-interest expense	**$**	**283,219**		**264,674**		**265,861**		**263,432**		**270,719**
Net interest income	$	392,313	$	384,917	$	381,860	$	373,857	$	385,932
Add: Tax equivalent adjustment		884		736		791		774		821
Add: Total non-interest revenue		117,068		114,955		107,087		110,956		114,761
Total TE revenue	$	510,265	$	500,608	$	489,738	$	485,587	$	501,514
Subtract/add: Investment securities (gains) losses, net		(230)		(962)		—		1,990		(2,337)
Subtract: Fair value increase of private equity investments		—		—		—		—		(63)
Subtract/add: Fair value adjustment on non-qualified deferred compensation		(995)		97		(1,126)		(792)		(1,772)
Adjusted revenue	$	509,040	$	499,743	$	488,612	$	486,785	$	497,342
Efficiency ratio-TE		57.85 %		53.34 %		55.24 %		55.01 %		60.32 %
Adjusted tangible efficiency ratio		**55.64 %**		**52.96 %**		**54.41 %**		**54.12 %**		**54.43 %**

Amounts may not total due to rounding

©2022 Synovus. All Rights Reserved. 32

(dollars in thousands) 2021 2020 Total non-interest revenue $ 450,066 $ 506,513 Add/subtract: Investment securities losses (gains), net 799 (78,931) Subtract: Gain on sale and fair value increase, net of private equity investments — (4,775) Subtract: Fair value adjustment on non-qualified deferred compensation (2,816) (2,310) Adjusted non-interest revenue $ 448,049 $ 420,497 Total non-interest expense $ 1,099,904 $ 1,179,574 Subtract: Earnout liability adjustments (507) (4,908) Subtract: Goodwill impairment — (44,877) Subtract: Restructuring charges (7,223) (26,991) Subtract: Valuation adjustment to Visa derivative (2,656) (890) Subtract: Loss on early extinguishment of debt — (10,466) Subtract: Fair value adjustment on non-qualified deferred compensation (2,816) (2,310) Adjusted non-interest expense $ 1,086,702 $ 1,089,132 Adjusted non-interest expense $ 1,086,702 $ 1,089,132 Subtract: Amortization of intangibles (9,516) (10,560) Adjusted tangible non-interest expense $ 1,077,186 $ 1,078,572 Net interest income 1,532,947 1,512,748 Add: Tax equivalent adjustment 3,185 3,424 Add: Total non-interest revenue 450,066 506,513 Total TE revenue $ 1,986,198 $ 2,022,685 Add/subtract: Investment securities losses (gains), net 799 (78,931) Subtract: Gain on sale and fair value increase, net of private equity investments — (4,775) Subtract: Fair value adjustment on non-qualified deferred compensation (2,816) (2,310) Adjusted revenue $ 1,984,181 $ 1,936,669 Efficiency ratio-TE 55.38% 58.32 % Adjusted tangible efficiency ratio 54.29% 55.69 % Non-GAAP Financial Measures, Continued 33©2022 Synovus. All Rights Reserved. Amounts may not total due to rounding

($ in thousands) 2021 Taxable equivalent net interest income $ 1,536,132 Non-interest revenue 450,066 Non-interest expense 1,099,904 Pre-provision net revenue $ 886,294 Taxable equivalent net interest income 1,536,132 Adjusted non-interest revenue 448,049 Adjusted non-interest expense 1,086,702 Adjusted pre-provision net revenue $ 897,479 Income before income taxes $ 989,360 Non-GAAP Financial Measures, Continued 34©2022 Synovus. All Rights Reserved. Amounts may not total due to rounding

(dollars in thousands) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Total assets $ 57,317,226 $ 55,509,129 $ 54,938,659 $ 55,159,011 $ 54,394,159 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (35,596) (37,975) (40,354) (42,733) (45,112) Tangible assets $ 56,829,240 $ 55,018,764 $ 54,445,915 $ 54,663,888 $ 53,896,657 Total shareholders' equity $ 5,296,800 $ 5,252,802 $ 5,237,714 $ 5,161,717 $ 5,161,334 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (35,596) (37,975) (40,354) (42,733) (45,112) Subtract: Preferred stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $ 4,271,669 $ 4,225,292 $ 4,207,825 $ 4,129,449 $ 4,126,687 Total shareholders' equity to total assets ratio 9.24% 9.46% 9.53% 9.36% 9.49 % Tangible common equity ratio 7.52% 7.68% 7.73% 7.55% 7.66 % Non-GAAP Financial Measures, Continued 35©2022 Synovus. All Rights Reserved. Amounts may not total due to rounding